UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2008

(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 333-116843

Delaware	47-0938234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 Old Deerfield Road Highland Park, Illinois	60035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847/831-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On December 19, 2008, Solo Cup Company, a Delaware corporation (the “Company”), and Solo Cup Investment Corporation, a Delaware corporation (“SCIC”) entered into amendments to each of the Management Agreements held with Vestar Capital Partners (“Vestar”) and SCC Holding Company LLC (“SCC Holdings”), each dated as of February 27, 2004. The amendments provide that Vestar and SCC Holdings will not receive any fees under their respective Management Agreements for the fiscal year ended December 28, 2008. (The Vestar Management Agreement was filed as Exhibit 10.16 to the Form S-4 dated as of June 24, 2004 and filed June 25, 2004 [SEC File No. 333-116843]; and the SCC Holdings Management Agreement was filed as Exhibit 10.17 to the Form S-4 dated as of June 24, 2004 and filed June 25, 2004 [SEC File No. 333-116843]).

Also on December 19, 2008, the Company, SCIC and Solo Cup Operating Corporation, a Delaware corporation (“SCOC”) entered into amendments to each of the Employment Agreements held with Robert M. Korzenski, Chief Executive Officer and President; Tom Pasqualini, Executive Vice President – Supply Chain; and Jan Stern Reed, Executive Vice President – Human Resources, General Counsel and Corporate Secretary. Each Employment Agreement was modified to provide that certain provisions related to deferred compensation were compliant with recent changes to Internal Revenue Code regulations. (Each Employment Agreement was previously filed with the Securities and Exchange Commission as follows: Mr. Korzenski’s Employment Agreement, dated April 14, 2004 (filed as Exhibit 10.11 to the Form S-4 dated as of June 24, 2004 and filed June 25, 2004 [SEC File No. 333-116843]), as amended by Amendment No. 1, dated as of July 26, 2006 (filed as Exhibit 10.5 to the Form 10-Q dated and filed October 16, 2006 [SEC File No. 333-116843]), and by Amendment No. 2, dated as of October 11, 2006 (filed as Exhibit 10.8 to the Form 10-Q dated and filed October 16, 2006 [SEC File No. 333-116843]); Mr. Pasqualini’s Employment Agreement, dated April 14, 2004 (filed as Exhibit 10.12 to the Form S-4 dated as of June 24, 2004 and filed June 25, 2004 [SEC File No. 333-116843]) and as amended by Amendment No. 1, dated as of July 26, 2006 (filed as Exhibit 10.6 to the Form 10-Q dated and filed October 16, 2006 [SEC File No. 333-116843]); and Ms. Reed’s Employment Agreement, dated November 30, 2004 (filed as Exhibit 99.1 to the Form 8-K dated November 30, 2004 and filed as of December 3, 2004 [SEC File No. 333-116843]), as amended by Amendment No. 1, dated as of July 26, 2006 (filed as Exhibit 10.4 to the Form 10-Q dated and filed October 16, 2006 [SEC File No. 333-116843]) and by Amendment No. 2, dated as of October 11, 2006 (filed as Exhibit 10.7 to the Form 10-Q dated and filed October 16, 2006 [SEC File No. 333-116843])).

The foregoing descriptions of each of the amendments to the respective agreements that are material to the Company are qualified in their entirety by reference to the complete text of each amendment filed herewith as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 and are hereby incorporated by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
Exhibit 99.1	Amendment No. 1, dated as of December 19, 2008, to Management Agreement, dated as of February 27, 2004, among Solo Cup Investment Corporation, Solo Cup Company, a Delaware corporation, and Vestar Capital Partners

Exhibit 99.2	Amendment No. 1, dated as of December 19, 2008, to Management Agreement, dated as of February 27, 2004, among Solo Cup Investment Corporation, Solo Cup Company, a Delaware corporation, and SCC Holding Company LLC

Exhibit 99.3	Amendment No. 3, dated as of December 19, 2008, to Employment Agreement dated as of April 14, 2004, by and between Solo Cup Investment Corporation, a Delaware corporation, Solo Cup Operating Corporation, a Delaware corporation (successor by merger to Solo Cup Company, an Illinois corporation) and Robert M. Korzenski

Exhibit 99.4	Amendment No. 2, dated as of December 19, 2008, to Employment Agreement dated as of April 14, 2004, by and between Solo Cup Investment Corporation, a Delaware corporation, Solo Cup Operating Corporation, a Delaware corporation (successor by merger to Solo Cup Company, an Illinois corporation) and Tom Pasqualini

Exhibit 99.5	Amendment No. 3, dated as of December 19, 2008, to Employment Agreement dated as of November 30, 2004, by and between Solo Cup Investment Corporation, a Delaware corporation, Solo Cup Operating Corporation, a Delaware corporation (successor by merger to Solo Cup Company, an Illinois corporation) and Jan Stern Reed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

By:	/s/ Robert M. Korzenski
Robert M. Korzenski
Chief Executive Officer and President

Date: December 23, 2008

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